Exhibit 99.1

FOR IMMEDIATE RELEASE: October 17, 2013

SIMMONS FIRST ANNOUNCES THIRD QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced 2013 third quarter core net income of $7.4 million, an increase of $796,000, or 12.1%, compared to the same quarter last year. Diluted core earnings per share were $0.45, a $0.05, or 12.5%, increase. Core earnings exclude $439,000 in after-tax non-interest expenses related to merger costs and branch right sizing initiatives.  Including the non-core expenses, net income was $6.9 million and diluted earnings per share were $0.43, an increase of $0.03, or 4.9%, compared to the same quarter last year. Year-to-date net income was $19.4 million, or $1.19 diluted earnings per share, an increase of $0.03 from the same period last year.

 “We are pleased with the core earnings results for the third-quarter. As a result of recent acquisitions and efficiency initiatives, we have and will continue to recognize one-time revenue and expense items which may skew our short-term core business results but provide long-term performance benefits. Our focus continues to be improvement in core operating income,” commented George A. Makris, Jr., CEO-Elect.

Loans

Total loans, including those acquired, were $2.0 billion at September 30, 2013, an increase of $98.1 million, or 5.3%, compared to the same period in 2012.  Legacy loans (all loans excluding acquired loans) grew $117.8 million, or 7.3%, and acquired loans declined by $19.7 million. “We have had nice loan growth this year, particularly from the new lenders we have attracted in our targeted growth markets. Their production has exceeded our expectations through the third quarter,” added Makris.

Deposits

At September 30, 2013, total deposits were $2.8 billion, an increase of $43.5 million, or 1.6%, compared to the same period in 2012. Total non-time deposits were $2.0 billion, or 72% of total deposits.

Net Interest Income

The Company’s net interest income for the third quarter of 2013 was $31.6 million, an increase of $3.6 million, or 13.0%, from the same period of 2012. Net interest margin was 4.27% for the quarter ended September 30, 2013. Included in interest income for both periods was the additional yield accretion recognized as a result of updated estimates of the cash flows of the loan pools acquired in the Company’s FDIC-assisted transactions. Each quarter, the Company estimates the cash flows expected to be collected from the acquired loan pools, and adjustments may or may not be required. The cash flows estimate has increased based on payment histories and reduced loss expectations of the loan pools. This resulted in increased interest income that is spread on a level-yield basis over the remaining expected lives of the loan pools. The increases in expected cash flows also reduce the amount of expected reimbursements under the loss sharing agreements with the FDIC, which are recorded as indemnification assets.

The impact of the adjustments on the Company’s financial results for the current reporting period is shown below:

	Three Months Ended		Nine Months Ended
(In thousands)	September 30		September 30
	2013	2012	2013	2012
Impact on net interest income	$4,005	$2,915	$10,102	$9,104
Non-interest income	(3,844)	(2,729)	(9,734)	(8,245)
Net impact to pre-tax income	$161	$186	$368	$859

Because these adjustments will be recognized over the remaining lives of the loan pools and the remainder of the loss sharing agreements, respectively, they will impact future periods as well. The current estimate of the remaining accretable yield adjustment that will positively impact interest income is $36.3 million and the remaining adjustment to the indemnification assets that will reduce non-interest income is $27.3 million. Of the remaining adjustments, we expect to recognize $8.1 million of interest income and a $7.4 million reduction of non-interest income during the remainder of 2013, resulting in a $0.7 million positive impact to pre-tax income. The accretable yield adjustments recorded in future periods will change as the Company continues to evaluate expected cash flows from the acquired loan pools.

Non-Interest Income

Non-interest income for the third quarter was $10.3 million, a decrease of $1.5 million, compared to the third quarter of 2012. The reduction in non-interest income was primarily due to the inclusion in the third quarter of 2012 a $1.1 million bargain purchase gain on the Company’s FDIC-assisted acquisition of Truman Bank in St. Louis.

Non-Interest Expense

Non-interest expense for the third quarter of 2013 was $30.9 million, an increase of $2.2 million compared to the same period in 2012. “Included in the quarter were $1.7 million in incremental normal operating expenses attributable to our 2012 FDIC-assisted acquisitions and $190,000 in legal and advisory fees related to our announced acquisition of Metropolitan National Bank. We closed five underperforming branches during the quarter, incurring one-time costs of $533,000. Excluding these acquisition related costs and the nonrecurring branch right sizing expenses, non-interest expense for the quarter increased by only 2.2%. Expense control remains a focus as we continue to search for additional efficiency opportunities,” added Makris.

Asset Quality

Beginning in 2010, the Company has acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of covered loans and OREO. The acquired loans and OREO and any related FDIC loss share indemnification asset were presented in the Company's financial reports with a carrying value equal to the discounted net present value of expected future proceeds. At September 30, 2013, acquired loans covered by loss share were carried at $149 million, OREO covered by loss share was carried at $23 million and the FDIC loss share indemnification asset was carried at $62 million. Acquired loans and OREO not covered by loss share were carried at $68 million and $6 million, respectively. As a result of  using the discounted net present value method of valuing these assets, and due to the significant protection against possible losses provided by the FDIC loss share indemnification, all acquired assets, with the exception of OREO not covered by loss share, are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

The Company's allowance for loan losses was $27.5 million at September 30, 2013, or 1.58% of total loans and 285% of non-performing loans. Non-performing loans as a percent of total loans were 0.56% as of September 30, 2013. During the quarter, non-performing assets decreased by 9.9% to $35.9 million. For the third quarter, the annualized net charge-off ratio, excluding credit cards, was 0.11%, and the annualized credit card charge-off ratio was 1.21%.

Capital

At September 30, 2013, stockholders' equity was $403 million, book value per share was $24.88 and tangible book value per share was $20.80. The Company's ratio of stockholders' equity to total assets was 11.7% and its ratio of tangible common equity to tangible assets was 10.0%, as of September 30, 2013.

Stock Repurchase Program

Through the third quarter of 2013, the Company has repurchased approximately 420,000 shares at an average price of $25.89. During the third quarter, the Company suspended its stock repurchase program.

Simmons First National Corporation

Simmons First National Corporation is an eight bank financial holding company with community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 91 offices, of which 87 are financial centers, in 54 communities in Arkansas, Missouri and Kansas. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC”.

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, October 17, 2013. Interested persons can listen to this call by dialing toll-free 1-888-481-2877 (United States and Canada only) and asking for the Simmons First National Corporation conference call, conference ID 7056590. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$37,752	$38,494	$40,006	$47,470	$40,356
Interest bearing balances due from banks	320,368	420,740	602,992	467,984	440,524
Federal funds sold	18,365	-	-	22,343	7,571
Cash and cash equivalents	376,485	459,234	642,998	537,797	488,451
Investment securities - held-to-maturity	581,768	555,464	488,513	496,141	510,630
Investment securities - available-for-sale	179,937	177,531	192,165	191,342	205,051
Mortgage loans held for sale	10,605	14,454	19,100	25,367	23,980
Assets held in trading accounts	8,744	8,739	8,368	6,224	7,002
Loans:
Loans	1,741,161	1,650,395	1,589,077	1,628,513	1,623,401
Allowance for loan losses	(27,533)	(27,398)	(27,735)	(27,882)	(28,145)
Loans acquired, not covered by FDIC loss share
(net of discount)	68,133	63,500	78,745	82,764	73,023
Loans acquired, covered by FDIC loss share (net of discount)	148,884	163,736	181,537	210,842	163,657
Net loans	1,930,645	1,850,233	1,821,624	1,894,237	1,831,936
FDIC indemnification asset	61,500	67,744	71,002	75,286	59,547
Premises and equipment	87,065	88,164	87,934	87,557	85,969
Foreclosed assets not covered by FDIC loss share	26,203	30,390	30,714	33,352	29,665
Foreclosed assets covered by FDIC loss share	23,260	22,990	28,003	27,620	26,466
Interest receivable	15,635	12,637	13,027	14,530	15,253
Bank owned life insurance	60,040	59,710	59,344	52,066	51,681
Goodwill	60,605	60,605	60,605	60,605	60,605
Other intangible assets	5,420	3,487	3,624	3,760	2,549
Other assets	13,797	10,387	16,540	21,605	16,195
Total assets	$3,441,709	$3,421,769	$3,543,561	$3,527,489	$3,414,980

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$580,063	$565,433	$592,442	$576,655	$543,380
Interest bearing transaction accounts and savings deposits	1,453,139	1,428,422	1,456,005	1,421,137	1,343,784
Time deposits less than $100,000	454,325	467,778	482,688	505,773	521,259
Time deposits greater than $100,000	351,271	351,486	361,529	370,598	386,872
Total deposits	2,838,798	2,813,119	2,892,664	2,874,163	2,795,295
Federal funds purchased and securities sold
under agreements to repurchase	62,311	79,063	108,227	104,078	64,829
Other borrowings	75,987	77,659	81,646	89,441	88,852
Subordinated debentures	20,620	20,620	20,620	20,620	20,620
Accrued interest and other liabilities	40,959	29,458	33,950	33,125	41,136
Total liabilities	3,038,675	3,019,919	3,137,107	3,121,427	3,010,732

Stockholders' equity:
Common stock	162	163	165	165	167
Surplus	87,279	89,434	94,723	96,587	99,156
Undivided profits	318,194	314,663	311,521	309,053	304,343
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	(2,601)	(2,410)	45	257	582
Total stockholders' equity	403,034	401,850	406,454	406,062	404,248
Total liabilities and stockholders' equity	$3,441,709	$3,421,769	$3,543,561	$3,527,489	$3,414,980

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$39,067	$41,030	$42,334	$43,691	$36,603
Interest bearing balances due from banks	365,504	527,787	560,759	490,532	479,435
Federal funds sold	3,719	1,922	8,487	8,931	2,850
Cash and cash equivalents	408,290	570,739	611,580	543,154	518,888
Investment securities - held-to-maturity	567,579	511,008	497,152	511,203	496,102
Investment securities - available-for-sale	178,351	182,227	191,981	194,815	178,247
Mortgage loans held for sale	12,171	14,154	19,442	17,804	19,334
Assets held in trading accounts	8,731	8,292	8,525	7,701	7,780
Loans:
Loans	1,705,204	1,616,036	1,588,299	1,633,710	1,637,437
Allowance for loan losses	(27,735)	(28,219)	(27,999)	(28,660)	(29,228)
Loans acquired, not covered by FDIC loss share
(net of discount)	61,372	72,663	80,755	82,764	12,700
Loans acquired, covered by FDIC loss share (net of discount)	156,392	172,415	196,190	218,135	117,809
Net loans	1,895,233	1,832,895	1,837,245	1,905,949	1,738,718
FDIC indemnification asset	65,478	70,442	74,205	66,994	39,476
Premises and equipment	88,044	88,210	87,571	87,784	85,173
Foreclosed assets not covered by FDIC loss share	27,368	29,399	32,102	34,883	24,945
Foreclosed assets covered by FDIC loss share	22,392	25,603	27,812	29,779	14,521
Interest receivable	13,739	12,524	13,370	15,154	13,484
Bank owned life insurance	59,878	59,523	52,706	51,864	51,507
Goodwill	60,605	60,605	60,605	60,605	60,605
Other intangible assets	3,439	3,554	3,693	2,955	1,614
Other assets	12,122	13,435	20,827	3,574	14,991
Total assets	$3,423,420	$3,482,610	$3,538,816	$3,534,218	$3,265,385

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$559,461	$560,804	$567,588	$570,800	$504,923
Interest bearing transaction accounts and savings deposits	1,444,058	1,456,258	1,446,533	1,405,956	1,291,141
Time deposits less than $100,000	461,101	475,428	494,196	523,050	477,275
Time deposits greater than $100,000	358,307	359,155	364,496	380,843	361,504
Total deposits	2,822,927	2,851,645	2,872,813	2,880,649	2,634,843
Federal funds purchased and securities sold
under agreements to repurchase	67,924	89,879	118,131	101,815	72,381
Other borrowings	75,704	80,090	83,872	89,617	90,307
Subordinated debentures	20,620	20,620	20,620	20,620	30,594
Accrued interest and other liabilities	31,867	32,146	34,486	33,227	30,219
Total liabilities	3,019,042	3,074,380	3,129,922	3,125,928	2,858,344
Total stockholders' equity	404,378	408,230	408,894	408,290	407,041
Total liabilities and stockholders' equity	$3,423,420	$3,482,610	$3,538,816	$3,534,218	$3,265,385

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share	$23,483	$22,602	$23,696	$23,912	$23,192
Loans covered by FDIC loss share	7,132	6,469	6,175	6,759	5,041
Federal funds sold	6	5	3	4	2
Investment securities	3,428	3,019	2,902	3,106	3,027
Mortgage loans held for sale	122	118	155	149	171
Assets held in trading accounts	6	6	11	11	12
Interest bearing balances due from banks	234	352	290	301	267
TOTAL INTEREST INCOME	34,411	32,571	33,232	34,242	31,712
INTEREST EXPENSE
Time deposits	1,392	1,479	1,588	1,807	1,863
Other deposits	601	603	611	652	658
Federal funds purchased and securities
sold under agreements to repurchase	46	53	65	65	69
Other borrowings	646	692	734	948	792
Subordinated debentures	162	162	159	163	389
TOTAL INTEREST EXPENSE	2,847	2,989	3,157	3,635	3,771
NET INTEREST INCOME	31,564	29,582	30,075	30,607	27,941
Provision for loan losses	1,081	1,034	919	1,295	1,299
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	30,483	28,548	29,156	29,312	26,642
NON-INTEREST INCOME
Trust income	1,448	1,342	1,444	1,484	1,440
Service charges on deposit accounts	4,603	4,474	4,241	4,645	4,368
Other service charges and fees	728	791	775	747	684
Mortgage lending income	1,122	1,338	1,216	1,553	1,705
Investment banking income	240	696	454	337	560
Credit card fees	4,400	4,341	4,039	4,655	4,104
Bank owned life insurance income	328	366	278	385	355
Gain on sale of securities, net	-	(193)	-	2	-
Gain on FDIC-assisted transactions	-	-	-	2,291	1,120
Net (loss) gain on assets covered by FDIC loss share agreements	(3,443)	(2,615)	(2,142)	(2,286)	(2,689)
Other income	887	733	1,008	930	165
TOTAL NON-INTEREST INCOME	10,313	11,273	11,313	14,743	11,812
NON-INTEREST EXPENSE
Salaries and employee benefits	17,701	17,937	18,507	17,674	15,911
Occupancy expense, net	2,485	2,450	2,555	2,311	2,182
Furniture and equipment expense	1,613	2,030	1,723	1,835	1,835
Other real estate and foreclosure expense	385	59	331	311	280
Deposit insurance	595	492	775	614	444
Merger related costs	190	(467)	240	1,081	815
Other operating expenses	7,934	7,818	7,781	8,340	7,219
TOTAL NON-INTEREST EXPENSE	30,903	30,319	31,912	32,166	28,686
NET INCOME BEFORE INCOME TAXES	9,893	9,502	8,557	11,889	9,768
Provision for income taxes	2,961	2,926	2,620	3,856	3,008
NET INCOME	$6,932	$6,576	$5,937	$8,033	$6,760
BASIC EARNINGS PER SHARE	$0.43	$0.40	$0.36	$0.48	$0.41
DILUTED EARNINGS PER SHARE	$0.43	$0.40	$0.36	$0.48	$0.41

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands, except per share data)
INTEREST INCOME
Loans not covered by loss share	$69,781	$46,298	$23,696	$91,734	$67,822
Loans covered by FDIC loss share	19,776	12,644	6,175	22,767	16,009
Federal funds sold	14	8	3	7	4
Investment securities	9,349	5,921	2,902	12,721	9,615
Mortgage loans held for sale	395	273	155	637	487
Assets held in trading accounts	23	17	11	48	37
Interest bearing balances due from banks	875	642	290	1,220	919
TOTAL INTEREST INCOME	100,213	65,803	33,232	129,134	94,893
INTEREST EXPENSE
Time deposits	4,460	3,067	1,588	7,943	6,136
Other deposits	1,814	1,214	611	2,682	2,029
Federal funds purchased and securities
sold under agreements to repurchase	165	118	65	310	248
Other borrowings	2,072	1,426	734	3,354	2,406
Subordinated debentures	483	321	159	1,328	1,166
TOTAL INTEREST EXPENSE	8,994	6,146	3,157	15,617	11,985
NET INTEREST INCOME	91,219	59,657	30,075	113,517	82,908
Provision for loan losses	3,034	1,953	919	4,140	2,846
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	88,185	57,704	29,156	109,377	80,062
NON-INTEREST INCOME
Trust income	4,234	2,786	1,444	5,473	3,988
Service charges on deposit accounts	13,318	8,715	4,241	16,808	12,163
Other service charges and fees	2,294	1,566	775	2,961	2,211
Mortgage lending income	3,677	2,554	1,216	5,997	4,441
Investment banking income	1,390	1,150	454	2,038	1,700
Credit card fees	12,779	8,380	4,039	17,045	12,390
Bank owned life insurance income	974	644	278	1,463	1,078
Gain on sale of securities, net	(193)	(193)	-	2	-
Gain on FDIC-assisted transactions	-	-	-	3,411	1,120
Net (loss) gain on assets covered by FDIC loss share agreements	(8,200)	(4,757)	(2,142)	(9,793)	(7,507)
Other income	2,626	1,741	1,008	2,966	2,037
TOTAL NON-INTEREST INCOME	32,899	22,586	11,313	48,371	33,621
NON-INTEREST EXPENSE
Salaries and employee benefits	54,146	36,444	18,507	66,999	49,323
Occupancy expense, net	7,490	5,005	2,555	8,603	6,291
Furniture and equipment expense	5,367	3,753	1,723	6,882	5,047
Other real estate and foreclosure expense	775	390	331	992	681
Deposit insurance	1,862	1,267	775	2,086	1,472
Merger related costs	(37)	(227)	240	1,896	815
Other operating expenses	23,529	15,599	7,781	30,275	21,928
TOTAL NON-INTEREST EXPENSE	93,132	62,231	31,912	117,733	85,557
NET INCOME BEFORE INCOME TAXES	27,952	18,059	8,557	40,015	28,126
Provision for income taxes	8,507	5,546	2,620	12,331	8,475
NET INCOME	$19,445	$12,513	$5,937	$27,684	$19,651
BASIC EARNINGS PER SHARE	$1.19	$0.76	$0.36	$1.64	$1.16
DILUTED EARNINGS PER SHARE	$1.19	$0.76	$0.36	$1.64	$1.16

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands)
Tier 1 capital
Stockholders' equity	$403,034	$401,850	$406,454	$406,062	$404,248
Trust preferred securities, net allowable	20,000	20,000	20,000	20,000	20,000
Disallowed intangible assets, net of deferred tax	(49,727)	(48,091)	(48,529)	(48,966)	(48,053)
Unrealized gain on AFS securities	2,601	2,410	(45)	(257)	(582)

Total Tier 1 capital	375,908	376,169	377,880	376,839	375,613

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	40	35	28	19	14
Qualifying allowance for loan losses	25,633	24,818	24,129	24,743	24,395

Total Tier 2 capital	25,673	24,853	24,157	24,762	24,409

Total risk-based capital	$401,581	$401,022	$402,037	$401,601	$400,022

Risk weighted assets	$2,047,198	$1,981,341	$1,925,199	$1,974,800	$1,946,344

Adjusted average assets for leverage ratio	$3,378,676	$3,434,844	$3,490,102	$3,484,504	$3,216,488

Ratios at end of quarter
Equity to assets	11.71%	11.74%	11.47%	11.51%	11.84%
Tangible common equity to tangible assets	9.98%	10.06%	9.84%	9.87%	10.18%
Tier 1 leverage ratio	11.13%	10.95%	10.83%	10.81%	11.68%
Tier 1 risk-based capital ratio	18.36%	18.99%	19.63%	19.08%	19.30%
Total risk-based capital ratio	19.62%	20.24%	20.88%	20.34%	20.55%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$177,463	$173,536	$171,599	$185,536	$175,760
Student loans	28,392	30,106	31,835	34,145	36,441
Other consumer	101,399	103,765	102,297	105,319	107,604
Total consumer	307,254	307,407	305,731	325,000	319,805
Real Estate
Construction	161,024	142,902	136,099	138,132	128,423
Single-family residential	375,703	364,239	355,479	356,907	355,976
Other commercial	602,463	572,110	569,686	568,166	546,224
Total real estate	1,139,190	1,079,251	1,061,264	1,063,205	1,030,623
Commercial
Commercial	154,508	152,122	150,427	141,336	138,719
Agricultural	135,633	107,113	68,028	93,805	130,727
Total commercial	290,141	259,235	218,455	235,141	269,446
Other	4,576	4,502	3,627	5,167	3,527
Total Loans	$1,741,161	$1,650,395	$1,589,077	$1,628,513	$1,623,401

(1) Excludes all acquired loans, including those covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$313,052	$313,050	$288,480	$288,098	$303,640
Mortgage-backed securities	41	43	45	49	51
State and political subdivisions	268,055	241,751	199,368	207,374	206,319
Other securities	620	620	620	620	620
Total held-to-maturity	581,768	555,464	488,513	496,141	510,630
Available-for-Sale
U.S. Government agencies	163,127	159,390	159,846	152,481	164,467
Mortgage-backed securities	1,994	2,078	15,891	20,634	24,333
State and political subdivisions	1,263	1,262	1,417	2,988	-
FHLB stock	5,085	5,353	5,325	5,498	5,788
Other securities	8,468	9,448	9,686	9,741	10,463
Total available-for-sale	179,937	177,531	192,165	191,342	205,051
Total investment securities	$761,705	$732,995	$680,678	$687,483	$715,681
Fair value - HTM investment securities	$570,703	$543,154	$491,556	$500,578	$516,419

Investment Securities - QTD Average
Taxable securities	$490,801	$478,946	$485,711	$495,917	$467,988
Tax exempt securities	255,129	214,289	203,422	210,101	206,361
Total investment securities - QTD average	$745,930	$693,235	$689,133	$706,018	$674,349

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$27,398	$27,735	$27,882	$28,145	$28,397
Loans charged off
Credit cards	770	743	909	884	806
Other consumer	449	310	374	362	358
Real estate	247	887	239	705	773
Commercial	20	133	96	163	86
Total loans charged off	1,486	2,073	1,618	2,114	2,023

Recoveries of loans previously charged off
Credit cards	235	204	236	194	242
Other consumer	114	116	195	177	107
Real estate	151	295	68	144	61
Commercial	40	87	53	41	62
Total recoveries	540	702	552	556	472
Net loans charged off	946	1,371	1,066	1,558	1,551
Provision for loan losses	1,081	1,034	919	1,295	1,299
Balance, end of quarter	$27,533	$27,398	$27,735	$27,882	$28,145

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans
Real estate	$4,157	$4,327	$6,963	$7,135	$6,197
Commercial	525	526	602	618	894
Consumer	1,293	1,410	1,203	1,370	1,389
Total nonaccrual loans	5,975	6,263	8,768	9,123	8,480
Loans past due 90 days or more
Government guaranteed student loans	2,966	2,254	2,283	2,234	2,324
Other loans	725	879	661	681	1,001
Total loans past due 90 days or more	3,691	3,133	2,944	2,915	3,325
Total non-performing loans	9,666	9,396	11,712	12,038	11,805
Other non-performing assets
Foreclosed assets held for sale	20,493	21,804	21,253	21,556	23,126
Acquired foreclosed assets held for sale, not covered
by FDIC loss share agreements	5,710	8,586	9,461	11,796	6,539
Other non-performing assets	60	80	238	221	60
Total other non-performing assets	26,263	30,470	30,952	33,573	29,725
Total non-performing assets	$35,929	$39,866	$42,664	$45,611	$41,530
Performing TDRs (troubled debt restructurings)	$9,584	$10,473	$10,745	$11,015	$10,995

Ratios (1) (2)
Allowance for loan losses to total loans	1.58%	1.66%	1.75%	1.71%	1.73%
Allowance for loan losses to non-performing loans	285%	292%	237%	232%	238%
Non-performing loans to total loans	0.56%	0.57%	0.74%	0.74%	0.73%
Non-performing assets (including performing TDRs)
to total assets	1.32%	1.47%	1.51%	1.61%	1.54%
Non-performing assets to total assets	1.04%	1.17%	1.20%	1.29%	1.22%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	0.96%	1.10%	1.14%	1.23%	1.15%
Annualized net charge offs to total loans	0.22%	0.34%	0.27%	0.38%	0.38%
Annualized net credit card charge offs to
total credit card loans	1.21%	1.25%	1.53%	1.54%	1.27%
Annualized net charge offs to total loans
(excluding credit cards)	0.11%	0.23%	0.11%	0.24%	0.27%
Past due loans >30 days (excluding nonaccrual)	0.62%	0.54%	0.64%	0.63%	0.75%
Past due loans >30 days (excluding nonaccrual)
(excluding Gov't guaranteed student loans)	0.36%	0.35%	0.40%	0.44%	0.48%

(1)	Excludes all acquired loans, including those covered by FDIC loss share agreements, except for their inclusion in total assets.
(2)	Excludes acquired foreclosed assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012

ASSETS

Earning Assets
Interest bearing balances due from banks	0.25%	0.27%	0.21%	0.24%	0.22%
Investment securities	2.52%	2.37%	2.33%	2.39%	2.46%
Mortgage loans held for sale	3.98%	3.34%	3.23%	3.33%	3.52%
Assets held in trading accounts	0.27%	0.29%	0.52%	0.57%	0.61%
Loans, including covered loans*	6.32%	6.27%	6.50%	6.31%	6.36%
Total interest earning assets	4.63%	4.35%	4.41%	4.45%	4.45%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.17%	0.17%	0.17%	0.18%	0.20%
Time deposits	0.67%	0.71%	0.75%	0.80%	0.88%
Total interest bearing deposits	0.35%	0.36%	0.39%	0.42%	0.47%
Federal funds purchased and securities
sold under agreement to repurchase	0.27%	0.24%	0.22%	0.25%	0.38%
Other borrowings	3.39%	3.47%	3.55%	4.21%	3.49%
Subordinated debentures	3.12%	3.15%	3.13%	3.14%	5.06%
Total interest bearing liabilities	0.47%	0.48%	0.51%	0.57%	0.65%

NET INTEREST MARGIN/SPREAD

Net interest spread	4.16%	3.87%	3.90%	3.88%	3.80%
Net interest margin - quarter-to-date	4.27%	3.96%	4.01%	3.99%	3.94%
Net interest margin - year-to-date	4.08%	3.98%	4.01%	3.93%	3.91%

* Covered loans are loans covered by FDIC loss share agreements.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
($ in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.43	$0.40	$0.36	$0.48	$0.41
Core earnings (excludes nonrecurring items) (non-GAAP)	7,371	6,409	6,083	7,404	6,575
Diluted core earnings per share (non-GAAP)	0.45	0.39	0.37	0.44	0.40
Cash dividends declared per common share	0.21	0.21	0.21	0.20	0.20
Cash dividends declared - amount	3,401	3,434	3,469	3,323	3,334
Return on average stockholders' equity	6.80%	6.46%	5.89%	7.83%	6.61%
Return on tangible equity	8.18%	7.76%	7.09%	9.36%	7.85%
Return on average assets	0.80%	0.76%	0.68%	0.90%	0.82%
Net interest margin (FTE)	4.27%	3.96%	4.01%	3.99%	3.94%
FTE adjustment - investments	1,313	1,083	1,062	1,134	1,138
FTE adjustment - loans	11	12	11	11	11
Amortization of intangibles	135	137	137	126	74
Amortization of intangibles, net of taxes	82	83	83	77	45
Average shares outstanding	16,220,199	16,414,893	16,516,438	16,624,637	16,756,589
Average earning assets	3,059,023	3,106,504	3,151,590	3,165,595	2,938,994
Average interest bearing liabilities	2,427,714	2,481,430	2,527,848	2,521,901	2,323,202

YEAR-TO-DATE
Diluted earnings per share	$1.19	$0.76	$0.36	$1.64	$1.16
Core earnings (excludes nonrecurring items) (non-GAAP)	19,863	12,492	6,083	26,870	19,466
Diluted core earnings per share (non-GAAP)	1.21	0.76	0.37	1.59	1.15
Cash dividends declared per common share	0.63	0.42	0.21	0.80	0.60
Cash dividends declared - amount	10,304	6,903	3,469	13,496	10,173
Return on average stockholders' equity	6.39%	6.18%	5.89%	6.77%	6.41%
Return on tangible equity	7.68%	7.43%	7.09%	8.05%	7.61%
Return on average assets	0.75%	0.72%	0.68%	0.83%	0.80%
Net interest margin (FTE)	4.08%	3.98%	4.01%	3.93%	3.91%
FTE adjustment - investments	3,458	2,145	1,062	4,660	3,526
FTE adjustment - loans	34	23	11	45	34
Amortization of intangibles	409	274	137	348	222
Amortization of intangibles, net of taxes	248	166	83	212	135
Average shares outstanding	16,382,758	16,465,385	16,516,438	16,908,904	17,004,351
Average diluted shares outstanding	16,388,393	16,468,814	16,520,398	16,911,363	17,007,623
Average earning assets	3,105,706	3,129,048	3,151,590	3,008,840	2,952,324
Average interest bearing liabilities	2,477,899	2,503,992	2,527,848	2,378,748	2,331,032

END OF PERIOD
Book value per share	$24.88	$24.67	$24.62	$24.55	$24.26
Tangible book value per share	20.80	20.74	20.73	20.66	20.47
Shares outstanding	16,198,964	16,289,239	16,509,666	16,542,778	16,660,278
Full-time equivalent employees	1,097	1,114	1,112	1,068	1,073
Total number of ATM's	106	110	110	110	106
Total number of financial centers	87	92	92	92	88
Parent company only - investment in subsidiaries	371,531	369,965	370,728	368,847	387,944
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2013	2013	2013	2012	2012
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$6,932	$6,576	$5,937	$8,033	$6,760
Nonrecurring items
Gain on FDIC assisted transactions	-	-	-	(2,291)	(1,120)
Merger related costs	190	(467)	240	1,081	815
Loss on sale of securities	-	193	-	-	-
FHLB prepayment penalties	-	-	-	175	-
Branch right sizing	533	-	-	-	-
Tax effect	(284)	107	(94)	406	120
Net nonrecurring items	439	(167)	146	(629)	(185)
Core earnings (non-GAAP)	$7,371	$6,409	$6,083	$7,404	$6,575

Diluted earnings per share	$0.43	$0.40	$0.36	$0.48	$0.41
Nonrecurring items
Gain on FDIC assisted transactions	-	-	-	(0.14)	(0.07)
Merger related costs	0.01	(0.03)	0.01	0.07	0.05
Loss on sale of securities	-	0.01	-	-	-
FHLB prepayment penalties	-	-	-	0.01	-
Branch right sizing	0.03	-	-	-	-
Tax effect	(0.02)	0.01	-	0.02	0.01
Net nonrecurring items	0.02	(0.01)	0.01	(0.04)	(0.01)
Diluted core earnings per share (non-GAAP)	$0.45	$0.39	$0.37	$0.44	$0.40

YEAR-TO-DATE
Net Income	$19,445	$12,513	$5,937	$27,684	$19,651
Nonrecurring items
Gain on FDIC assisted transactions	-	-	-	(3,411)	(1,120)
Merger related costs	(37)	(227)	240	1,896	815
Loss on sale of securities	193	193	-	-	-
FHLB prepayment penalties	-	-	-	175	-
Branch right sizing	533	-	-	-	-
Tax effect	(271)	13	(94)	526	120
Net nonrecurring items	418	(21)	146	(814)	(185)
Core earnings (non-GAAP)	$19,863	$12,492	$6,083	$26,870	$19,466

Diluted earnings per share	$1.19	$0.76	$0.36	$1.64	$1.16
Nonrecurring items
Gain on FDIC assisted transactions	-	-	-	(0.21)	(0.07)
Merger related costs	(0.01)	(0.02)	0.01	0.12	0.05
Loss on sale of securities	0.01	0.01	-	-	-
FHLB prepayment penalties	-	-	-	0.01	-
Branch right sizing	0.03	-	-	-	-
Tax effect	(0.01)	0.01	-	0.03	0.01
Net nonrecurring items	0.02	-	0.01	(0.05)	(0.01)
Diluted core earnings per share (non-GAAP)	$1.21	$0.76	$0.37	$1.59	$1.15